FPA U.S. Value Fund, Inc. (FPPFX)

(formerly, FPA Perennial Fund, Inc.)

Supplement dated October 1, 2015 to the

Prospectus dated September 1, 2015

This Supplement updates certain information contained in the Prospectus for FPA U.S. Value Fund, Inc. (the “Fund”) dated September 1, 2015.  You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.fpafunds.com or calling us at (800) 638-3060.

Effective immediately, the eighth paragraph under the heading “Summary Section — Principal Investment Strategies” on page 5 of the Prospectus is hereby deleted and replaced in its entirety with the following:

The Fund invests primarily in the common stocks of U.S. companies in a variety of industries and market segments. The Adviser’s investment process is fundamental and bottom-up, evaluating each company on its own merits. The process is not driven by macroeconomic analysis, though it recognizes that changes in the economic environment can be important to most companies’ prospects. The portfolio may be moderately concentrated, typically comprising between 20-30 positions. These companies will have a minimum market capitalization of $2 billion at the time of purchase. However, if the market capitalization of one of these companies declines below $2 billion, the Fund has the ability to purchase additional shares of that company. Cash is the residual of the investment process and will normally be a small percent of Fund assets.

Effective immediately, the eighth paragraph under the heading “INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS — Principal Investment Strategies” on page 10 of the Prospectus is hereby deleted and replaced in its entirety with the following:

The Fund invests primarily in the common stocks of U.S. companies in a variety of industries and market segments. The Adviser’s investment process is fundamental and bottom-up, evaluating each company on its own merits. The process is not driven by macroeconomic analysis, though it recognizes that changes in the economic environment can be important to most companies’ prospects. The portfolio may be moderately concentrated, typically comprising between 20-30 positions. These companies will have a minimum market capitalization of $2 billion at the time of purchase. However, if the market capitalization of one of these companies declines below $2 billion, the Fund has the ability to purchase additional shares of that company. Cash is the residual of the investment process and will normally be a small percent of Fund assets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

STATEMENT OF ADDITIONAL INFORMATION

FPA U.S. VALUE FUND, INC. (FPPFX)

(formerly, FPA Perennial Fund, Inc.)

11601 Wilshire Blvd., Ste. 1200

Los Angeles, CA 90025

September 1, 2015

as amended October 1, 2015

This Statement of Additional Information (“SAI”) supplements the current Prospectus of FPA U.S. Value Fund, Inc. (“Fund”) dated September 1, 2015. This SAI does not present a complete picture of the various topics discussed and should be read in conjunction with the Fund’s Prospectus. Although this SAI is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus. The Fund’s Prospectus can be obtained by contacting your securities dealer or the Fund’s principal underwriter, UMB Distribution Services, LLC (“Distributor”), at 235 W. Galena Street, Milwaukee, WI 53212, telephone (310) 473-0225 or (800) 982-4372 (except from Alaska, Hawaii, Puerto Rico and U. S. Virgin Islands); web site www.fpafunds.com.  Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.

TABLE OF CONTENTS

FUND HISTORY	4
INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES	4
Investment Objective and Strategies	4
Fund Name and Investment Policies	6
DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES	6
Equity Securities	6
Covered Call Options	7
Securities of Foreign Issuers	7
Currency Transactions	10
Leverage	12
Repurchase Agreements	13
Short Sales Against the Box	14
Temporary Defensive Position	14
Cyber Security Risk	14
INVESTMENT RESTRICTIONS	15
Additional Restrictions	16
PORTFOLIO TURNOVER	17
PORTFOLIO HOLDINGS DISCLOSURE	17
BOARD OF DIRECTORS	18
DIRECTORS AND OFFICERS OF THE FUND	19
Fund Shares owned by Directors as of December 31, 2014	21
Director Compensation Paid During the Fiscal Year Ended December 31, 2014	22
Leadership Structure and Responsibilities of the Board and its Committees	23
Committees of the Board of Directors	25
Code of Ethics	25
Proxy Voting Policies	26
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	27
MANAGEMENT	28
Investment Adviser	28
Principal Underwriter	29
Administrator	29
Transfer Agent	29
Custodian	29
Independent Registered Public Accounting Firm	29
Legal Counsel	30
PORTFOLIO MANAGER	30
Other Accounts Managed by Portfolio Manager	30
Conflicts of Interest	30
Compensation	31
Ownership of Securities	32
PORTFOLIO TRANSACTIONS AND BROKERAGE	32
CAPITAL STOCK	34
Common Stock	34
Voting Rights	34
PURCHASE, REDEMPTION AND PRICING OF SHARES	34
Net Asset Value	34
Authorized Financial Intermediaries	35
FPA Exchange Privilege	35
Redemption of Shares	36

Telephone Redemption	36
2% Redemption Fee	37
Excessive Trading and Market Timing	37
TAX SHELTERED RETIREMENT PLANS	37
FEDERAL TAX ASPECTS	38
General	38
Foreign Investments	39
Foreign Currencies	40
Taxation of the Fund’s Shareholders	40
Foreign Account Tax Compliance Act (“FATCA”)	41
DISTRIBUTOR	42
FINANCIAL STATEMENTS	42

FUND HISTORY

The Fund was organized as a Maryland Corporation and is an open-end, diversified investment management company that commenced operations in 1984.

Effective as of September 1, 2015, the Fund changed its name from “FPA Perennial Fund, Inc.” to “FPA U.S. Value Fund, Inc.”

INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of FPA U.S. Value Fund, Inc.’s (the “Fund”) total assets unless otherwise noted. This summary is not intended to reflect all of the Fund’s investment limitations.

Investment Objective and Strategies

Investment Objective. The Fund’s primary investment objective is long-term growth of capital. Current income is a secondary consideration.

Principal Investment Strategies. First Pacific Advisors, LLC (the “Adviser”) serves as the Fund’s investment adviser.

As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets in U.S. companies. A U.S. company:

•                                          is organized under the laws of, or has its principal office in the United States,

•                                          has its principal securities trading market in the United States,

•                                          alone or on a consolidated basis derives the highest concentration of its annual revenue or earnings or assets from goods produced, sales made or services performed in the United States; and/or

•                                          issues securities denominated in the currency of the United States.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the Fund. “

The Adviser attempts to concentrate on ownership of high-quality businesses, which typically possess high barriers to market entry, low intensity of rivalry with competitors, limited threat of substitution, and limited bargaining power of suppliers and customers. These companies are generally financially strong.  The Adviser prefers to invest in companies run by managers who have demonstrable track records of operational excellence and wise reinvestment of the business’s cash flows.  However, the Adviser will consider for investment quality companies that lack some or all of such management characteristics.

Although company quality is our principal investment test, the valuation of investments is also an important part of the stock selection process. The Adviser’s primary measure of value is the price/earnings ratio. The Adviser seeks out companies that are undervalued relative to their long-term earnings power or to other companies of similar quality, but it will not overpay for even the best companies. It is expected that the Fund’s portfolio will have better-than-average companies selling at valuations similar to or below the market.

Seeking to minimize risk, especially in treacherous economic or stock market environments, is an important element of the Adviser’s investment process. To do this, the Adviser seeks out companies with relatively low levels of net debt (total debt minus cash and cash equivalents) on their balance sheets compared to earnings before interest, taxes, depreciation and amortization (under-leveraged), operating in more predictable sectors of the economy, with competitively advantaged business models that it can understand. The companies’ leading market shares and high operating margins may minimize the volatility of their earnings. A diversified portfolio and modest relative valuations, typically lower than the market, also contribute to reducing risk.

The Adviser believes that the most important contributor to the long-term investment performance of the companies held by the Fund is growth in earnings, not changes in valuation (measured by the price/earnings ratio). Because growth is driven by earning high returns on capital and successful reinvestment of cash flow, it is necessary to hold most of the portfolio securities in the Fund’s portfolio for an extended period in order for this process to come to fruition, generally a three- to five-year market cycle. Accordingly, portfolio turnover may be very low.

Although there can be a conflict between a very long investment time horizon and a strong value discipline in managing the portfolio, the Adviser is willing to hold portfolio securities at valuations higher than it would require for an initial purchase. If a position becomes significantly overvalued, the Adviser would not hesitate to trim or eliminate the security from the portfolio. The Adviser’s aim is to reduce portfolio turnover with its concomitant costs and to focus attention on the long-term business fundamentals of the portfolio companies. The Fund may sell a portfolio holding when the holding’s market price appreciates and approaches the Adviser’s estimate of its fair value (intrinsic value); the Adviser finds an opportunity to reallocate the Fund’s assets to other investments with greater reward potential; or the original investment thesis no longer holds.

The Fund invests primarily in the common stocks of U.S. companies in a variety of industries and market segments. The Adviser’s investment process is fundamental and bottom-up, evaluating each company on its own merits. The process is not driven by macroeconomic analysis, though it recognizes that changes in the economic environment can be important to most companies’ prospects. The portfolio may be moderately concentrated, typically comprising between 20-30 positions. These companies will have a minimum market capitalization of $2 billion at the time of purchase.  However, if the market capitalization of one of these companies declines below $2 billion, the Fund has the ability to purchase additional shares of that company. Cash is the residual of the investment process and will normally be a small percent of Fund assets.

The Adviser believes that the Fund’s international investments can yield valuable benefits to Fund shareholders by providing exposure to more investment opportunities outside the U.S. that meet the Adviser’s investment criteria. Much of this exposure to foreign business activity is expected to come from purchases of U.S.-domiciled companies with strong worldwide franchises, and from similarly strong companies whose principal offices are located in the U.S. but are domiciled in foreign countries. These foreign-domiciled companies will generally be in the developed countries represented by the MSCI World Index. The MSCI World Index captures large and mid cap representation across 23 developed markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The Fund may purchase shares and/or American Depository Receipts (“ADRs”) of foreign-domiciled companies that meet the Adviser’s usual investment criteria and where differences in accounting, disclosure, culture, management accessibility and trading do not put the Fund at a competitive disadvantage. No more than 20% of the Fund’s total assets will be invested in the securities of foreign issuers.

Fund Name and Investment Policies

The Fund has a name that suggests a focus on a particular type of investment.  In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name.  For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes.  The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act.  However, under Rule 35d-1, shareholders must be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

Equity Securities. The Fund will invest primarily in equity securities, generally common stocks of U.S. companies as well as shares and/or American Depositary Receipts (ADRs) of foreign-domiciled companies. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial conditions of their issuers and on market and economic conditions. These fluctuations can be severe and can generate large losses.

Risks of Investing in Equity Securities.  While investing in stocks allows investors to participate in the benefits of owning a company, investors must accept the risks of ownership. Unlike bondholders, who have preferential rights to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•                                          Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•                                          Factors affecting an entire industry, such as increases in production costs; and

•                                          Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small and Medium-Sized Companies.  Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium-sized limited markets and financial resources, narrow product lines, shorter operating histories, and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Covered Call Options.  In an effort to increase potential income, the Fund is authorized to write (i.e. sell) covered call options listed on a national securities exchange. When the Fund writes a listed call option, the purchaser has the right to buy a security from the Fund at a fixed exercise price any time before the option contract expires, regardless of changes in the market price of the underlying security. The Fund writes options only on securities it owns (covered options) and must retain ownership of the underlying security while the option is outstanding. Until the option expires, the Fund cannot profit from a rise in the market price of the underlying security over the exercise price, except insofar as the premium which the Fund receives, net of commissions, represents a profit. The premium paid to the Fund is the consideration for undertaking this obligation.

The Fund may not write any option which, at the time, would cause its outstanding options to cover securities comprising more than 20% of its total assets. Writing option contracts is a highly specialized activity and could limit investment flexibility at certain times. The maximum term for listed options exceeds two years, but the Fund expects that most options it writes will not exceed six months.

Options Risk.  The purchase and writing of options involves certain risks.  During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an American option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.  Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange.  Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market, if any such market exists.  Transfer of an OTC option is usually prohibited absent the consent of the original counterparty.  There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration.  An OTC counterparty may fail to deliver or to pay, as the case may be.  In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.  Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, a Fund may experience losses in some cases as a result of such inability.

Securities of Foreign Issuers.  The Fund can invest up to 20% of its total assets in securities of foreign issuers. Foreign securities are debt and equity securities that are traded in markets outside of the United States. The countries in which these markets are located can be developed or emerging. The Fund can obtain exposure to foreign securities by investing directly in foreign securities denominated in a foreign currency or investing in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and other similar global instruments. ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer’s home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. ADRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. The Fund can invest in ADRs through both sponsored and unsponsored arrangements. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

Foreign Market Risks. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties, and may have significantly less liquidity, than developed markets.

Stock Exchange and Market Risk. The Adviser anticipates that in most cases an exchange or over-the-counter (“OTC”) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways. Foreign stock markets: are generally more volatile than, and not as developed or efficient as, those in the United States; have substantially less volume; trade securities that tend to be less liquid and experience rapid and erratic price movements; have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates; employ trading, settlement and custodial practices less developed than those in U.S. markets; and may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because: foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards; adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis; in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States; OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated; economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions. Some of these risks are explained further below.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Foreign corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices.

Currency Risk and Exchange Risk. While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are: it may be expensive to convert foreign currencies into U.S. dollars and vice versa; complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund’s portfolio managers to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the U. S. Foreign securities in which the Fund invests are generally held outside the U.S. in foreign banks and securities depositories. The Fund’s custodian is its “foreign custody manager.” The “foreign custody manager” is responsible for determining that the Fund’s directly-held foreign assets will be subject to reasonable care, based on standards applicable to custodians in relevant foreign markets. However, certain foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight.  Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely will be more expensive for the Fund to buy, sell and hold securities, or increase or decrease exposures thereto, in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, the Fund may miss attractive investment opportunities, and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines, or if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Euro Risk. Many European countries have adopted a single European currency, the euro. Upon the adoption of the euro, the exchange rates of participating European countries were irrevocably fixed between the member countries. The euro has presented unique uncertainties for participating nations, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by some or all the countries that have already adopted its use. Recent political and economic issues have created uncertainty concerning the future of the euro and the impact if one or more countries leave the eurozone. These or other events, including political and economic developments, could cause market disruptions and could adversely affect the value of securities held by the Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by the Fund may be denominated in euros.

Currency Transactions.  The Fund may engage in currency transactions, including currency forward contracts, futures contracts, options, swaps and other strategic transactions.  The Fund may engage in such transactions for a variety of risk management and investment purposes in connection with the management of its foreign currency exposure, including to increase or reduce exposure to certain currencies, to generate income or gains or to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value.  For example, the Fund may enter into a currency transaction in connection with a purchase or sale of a non-U.S. dollar denominated security in an effort to “lock in” the U.S. dollar price of the security and avoid possible losses resulting from a change in the applicable foreign exchange rate after the trade date but before the settlement date for the security.  In addition, the Fund may enter into a currency transaction in an effort to hedge its foreign currency exposure against anticipated changes in foreign exchange rates.  The Fund may also conduct foreign currency exchange transactions on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Fund may purchase and sell foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency.

Currency Forwards.  A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  The Fund may enter into a currency forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. For example, the Fund may do this if the Adviser believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Currency Futures.  The sale of a foreign currency futures contract creates an obligation by the seller to deliver the amount of currency called for in the contract at a specified future time for a specified price. The purchase of a foreign currency futures contract creates an obligation by the buyer to take delivery of an amount of currency at a specified future time at a specified price.

Currency Options. A currency option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to purchase (i.e. a call option) or sell (i.e. a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (i.e. the exercise price) during a period of time or on one or more specified dates.

Currency and Cross-Currency Swaps. A currency swap (or FX swap) is a simultaneous purchase and sale of identical amounts of one currency for another with two different value dates. A currency swap is typically arranged as a spot currency transaction that will be reversed at a set date with an offsetting forward transaction. Currency swaps are traded bilaterally. A cross-currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. Cross-currency swaps are also traded bilaterally. Upon initiation of a cross-currency swap, the two counterparties agree to make an initial exchange of principal amounts in one currency for another currency. During the life of the swap, each party makes payments (in the currency of the principal amount received) to the other. At the maturity of the swap, the parties make a final exchange of the initial principal amounts, reversing the initial exchange at the same spot rate.

Currency Hedging Techniques.  The Fund may use one or more currency hedging techniques including: transaction hedging, position hedging, cross-hedging and proxy hedging. Transaction hedging typically involves entering into a currency derivative transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them.  Position hedging typically involves entering into a currency derivative transaction with respect to portfolio securities positions denominated or generally quoted in that currency.  The Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure.  In addition, in an effort to reduce the effect of currency fluctuations on the value of existing or anticipated portfolio holdings, the Fund may engage in proxy hedging.  Proxy hedging typically entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars.  Proxy hedging is often used when the currency to which the Fund’s holdings is exposed is difficult to hedge directly or difficult to hedge against the dollar.

Currency Transaction Risks.  Currency hedging involves many of the same risks as other derivative transactions.  Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the perceived linkage or correlation between various currencies may not be present or may not be present during the particular time that the Fund engages in these transactions.  There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a currency futures position.  Currency derivative transactions are also subject to risks different from those of other derivative transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.  Governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures contracts are subject to the same risks that generally apply to futures contracts.  Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.  Currency exchange rates may also fluctuate based on broader factors extrinsic to any particular country’s economy.  In addition, unlike other types of swaps, currency and cross-currency swaps typically involve the delivery of the entire principal (notional) amounts of the two designated currencies.  As a result, the entire principal value of a cross currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations.  There can be no assurance that currency transactions or currency hedging techniques will be successful.

Leverage.  The Fund can borrow from banks to raise additional funds for investment. Such borrowings may be made periodically when it is expected that the potential return, including capital appreciation and/or income, from the investment of these funds will exceed the cost. Any return from investment of the borrowed funds in excess of the interest cost will cause the net asset value of Fund shares to rise faster than would otherwise be the case. Conversely, if the return on the investment of the borrowed funds fails to cover the interest cost, the net asset value will decrease faster than normal. This speculative factor is known as leverage. This policy permitting bank borrowing cannot be changed without the approval of the holders of a majority (as defined under “Investment Restrictions”) of the Fund’s outstanding voting securities. The Fund may collateralize any bank borrowing by depositing portfolio securities with, or segregating such securities for, the account of the lending bank. See “Investment Restrictions.”

Under the 1940 Act, the Fund must have an asset coverage of at least 300% of the amount borrowed, immediately after the borrowing. Asset coverage means the ratio of total assets (including the proceeds of borrowings) less liabilities other than borrowings, to borrowings. If the Fund’s asset coverage falls below this requirement because of market fluctuations, redemptions or other reasons, the Fund must reduce its bank debt as necessary within three days (not including Sundays or holidays). To do this, the Fund may have to sell a portion of its investments at a disadvantageous time. The amount of any borrowing is also limited by the applicable Federal Reserve Board’s margin limitations.

Repurchase Agreements.  The Fund can invest in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires a debt security that the seller agrees to repurchase at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered loans under the Investment Company Act of 1940 (“1940 Act”). In the event of bankruptcy or other default by the seller, the Fund could experience delays and expenses liquidating the underlying security, including expenses in enforcing its rights, loss from decline in value of such security, and lack of access to income on such security. The Fund will not invest more than 10% of its total net assets in repurchase agreements that mature in more than seven days and/or other securities which are not readily marketable.

Repurchase Agreements Risks. The risks typically associated with repurchase agreements include counterparty risk, credit risk, issuer risk and market risk.

Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund.  The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed.  Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Credit risk is the risk that one or more fixed income securities in the Fund’s portfolio will decline in price or fail to pay interest when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal.  Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which the Fund may invest.  Changes by a nationally recognized statistical rating organization in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the Fund’s investments.

Issuer risk is the risk that an issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise.  Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund.  Accordingly, an investment in the Fund could lose money over short or even long periods.  The market values of the securities the Fund holds also can be affected by changes or perceived changes in US or foreign economies and financial markets, and the liquidity of these securities, among other factors.  In general, equity securities tend to have greater price volatility than debt securities.  In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.”

Short Sales Against the Box.  The Fund can make short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost identical securities to those sold short (short sales “against the box”) or if the securities sold are “when issued” or “when distributed” securities that the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost. The principal purpose of short sales is to enable the Fund to obtain the current market price of a security that the Fund desires to sell but which cannot be currently delivered for settlement. The Fund will not make short sales or maintain a short position if to do so would cause more than 25% of its total assets (exclusive of proceeds from short sales) to be allocated to a segregated account in connection with short sales.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

The Fund did not effect any short sales in the last fiscal year and has no present intention to do so in the coming year.

Temporary Defensive Position.  When adverse market or economic conditions indicate to the Adviser that a temporary defensive strategy is appropriate, the Fund may invest up to 100% of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, money market mutual funds, bank certificates of deposit, bankers’ acceptances, high quality commercial paper, demand notes, cash and/or repurchase agreements. Under such circumstances, the Fund may not achieve its investment objective.

Cyber Security Risk.  Like other business enterprises, the use of the Internet and other electronic media and technology exposes the Fund and its service providers, and their respective operations, to potential risks from cyber-security incidents, including cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or the Adviser, Custodian, Transfer Agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential (including proprietary) company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value. The Adviser has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-attacks, but there is no guarantee the Adviser’s efforts will succeed either entirely or partially. Among other reasons, the nature of malicious cyber-attacks is becoming increasingly sophisticated, and the Adviser cannot control the cyber-security systems of issuers or third-party service providers.

INVESTMENT RESTRICTIONS

The Fund is an open-end, diversified investment management company and has adopted the investment restrictions stated below. They apply at the time securities are purchased or other relevant action is taken. As a diversified investment management company, the Fund intends to abide by the 1940 Act requirements that the Fund must have at least 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. These restrictions and the Fund’s investment objective cannot be changed without approval of the holders of a majority of outstanding Fund shares. The 1940 Act defines this majority as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. In addition to the investment objective described in the Prospectus, these restrictions provide that the Fund shall not:

1.                                      Purchase any securities which would cause more than 5% of the Fund’s total assets at the time of such purchase to be invested in the securities of any one issuer, excepting securities issued or guaranteed by the U.S. Government, or purchase more than 10% of any class of securities of any one issuer.

2.                                      Concentrate its investment in particular industries by investing more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry. (It is the current Staff position of the Securities and Exchange Commission that the concentration is at 25% or more, as a result, the Fund will not invest 25% or more in an industry or a group of industries.)

3.                                      Purchase securities of other registered investment companies if immediately after such purchase the Fund will own (a) more than 3% of the total outstanding voting stock of any such companies, (b) securities issued by any of such companies having an aggregate value in excess of 5% of the value of the total assets of the Fund or (c) securities issued by investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

4.                                      Purchase or sell real property, including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate.

5.                                      Engage in short sales, margin purchases, puts, calls, straddles or spreads, except that the Fund may write covered call options and effect closing transactions to the extent described in “Covered Call Options” and the Fund may make certain short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales “against the box”) or if the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost.

6.                                      Make loans, except that the Fund may invest in repurchase agreements. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any illiquid securities held by the Fund, exceeds 10% of the value of its net assets. See “Repurchase Agreements.” The purchase of publicly distributed debt securities will not constitute the making of loans.

7.                                      Participate on a joint or a joint and several basis in any trading account in securities.

8.                                      Purchase securities for the purpose of exercising control or management. However, once investments have been acquired, the Fund may exercise its vote as a shareholder in its best interests even though such vote may affect management or control of a company.

9.                                      Underwrite the sale of securities of others, except when the Fund might be deemed to be a statutory underwriter because of its disposing of restricted securities. The Fund will not purchase restricted securities.

10.                               Purchase or sell commodities or commodity contracts.

11.                               Purchase from, or sell to, any officers, directors or employees of the Fund or its investment adviser or underwriter, or any of their officers or directors, any securities other than the shares of the Fund’s capital stock. Such persons or firms, however, may act as brokers for the Fund for customary commissions.

12.                               Issue any senior securities except that the Fund may borrow from banks to the extent permitted by the 1940 Act (see “Leverage” above).

Percentage limitations are calculated and applied at the time of investment, except with respect to restriction number 12 and applicable limits on illiquid investments noted in restriction number 6 above. Thus, if securities of a given issuer come to constitute more than 5%, or securities of a given industry come to constitute more than 25%, of the value of the Fund’s assets by reason of changes in value of either the given securities or other assets, the excess need not be sold. For purposes of restriction 12, the Fund may borrow money in amounts of up to 33 1/3% of its total assets from banks for any purpose. Additionally, the Fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced within 48 hours (excluding weekends and holidays) to meet such limitations.

Additional Restrictions. The Fund is also subject to the following policies which its Board of Directors can amend and which apply at the time of purchase of securities. The Fund will not:

1.                                      Invest more than 5% of its total assets in warrants valued at the lower of cost or market, nor more than 2% of its total assets in warrants (valued on such basis) which are not listed on the NYSE or the American Stock Exchange. Warrants acquired in units or attached to other securities are not subject to the foregoing limitations.

2.                                      Purchase interests in oil, gas or other mineral leases, except that it may acquire securities of public companies which are engaged in such activities, or invest in arbitrage transactions.

3.                                      Purchase securities of other investment companies except through purchase in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary broker’s commission) or except as part of a merger, consolidation or other acquisition.

4.                                      Purchase or retain securities of any issuer if those officers and directors of the Fund or its investment adviser who own individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer.

5.                                      Invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, or in equity securities for which market quotations are not readily available.

6.                                      Pledge, mortgage or hypothecate portfolio securities or other assets to the extent that the percentage of such encumbered assets plus the sales charge exceed 15% of the offering price of Fund shares.

PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. Securities maturing in one year or less at the time of acquisition are not included in this computation.  The turnover rate for prior periods is shown in the Prospectus under the caption “Financial Highlights.” This rate may vary greatly from year to year as well as within a year.

PORTFOLIO HOLDINGS DISCLOSURE

Portfolio Holdings Information. The Fund’s portfolio holdings information is publicly available: (1) at the time such information is filed with the Securities and Exchange Commission (“SEC”) in a publicly available filing; or (2) the day next following the day such information is posted on the website. Certain information about the Fund’s portfolio holdings is also made publicly available as follows: (1) complete portfolio holdings information is disclosed in the Fund’s semi-annual and annual reports and filed with the SEC on Form N-CSR; (2) complete portfolio holdings information is disclosed in the Fund’s first and third quarter reports and filed with the SEC on Form N-Q; and (3) portfolio statistics, top holdings and sectors, and attribution reports containing only sector and/or industry breakdowns are disclosed in the Fund’s monthly and quarterly profiles and posted on the FPA Funds’ website approximately 15 days after month-end. Such publicly available portfolio holdings information may be provided to third parties without prior approval.

The Fund’s non-public portfolio holdings may be disclosed as described below, which could give rise to actual and potential material conflicts between the interests of the Fund’s shareholders, on the one hand, and those of the Adviser, on the other hand.  After giving due consideration to such matters and after the exercise of their fiduciary duties, the Adviser and the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to the persons in each of the circumstances described below.

The Board will consider recommendations by the Chief Compliance Officer.  The Adviser and the Fund may not disclose the Fund’s portfolio holdings to parties other than those described without the consent of the executive officers of the Fund or the Adviser.

No compensation or other consideration is or may be received by the Fund or the Adviser in regard to portfolio holdings disclosure.  “Consideration” includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser.

Non-Public Portfolio Holdings. Disclosure of the Fund’s non-public portfolio holdings provides the recipient with information more current than the most recent publicly available portfolio holdings information. The Fund has policies and procedures in place that allow the disclosure of non-public portfolio holdings for legitimate business purposes subject to certain conditions. Pursuant to these policies and procedures, the disclosure of non-public portfolio holdings information may be considered permissible and within the Fund’s legitimate business purposes with respect to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients.

Rating and Ranking Organizations. The Fund’s non-public portfolio holdings may be provided to a rating and ranking organization (e.g., Lipper, Morningstar, etc.), without limitation on the condition that the non-public portfolio holdings will be used for the purposes of developing a rating or ranking and not for use in trading.

Service Providers. A service provider or other third party that receives information about the Fund’s non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., a person that performs account maintenance and recordkeeping services) may receive non-public portfolio holdings without limitation on the condition that the non- public portfolio holdings will be used solely for the purpose of servicing the Fund and not for use in trading.

The Fund has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Fund: (i) the Adviser and the custodian pursuant to investment management and custody agreements, respectively, under which the Fund’s portfolio holdings information is provided daily on a real-time basis; (ii) accountants, attorneys and other professionals engaged by the Fund to whom the Fund provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iii) Morningstar, Inc., and Lipper Inc., to which the Fund’s portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than (a) the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable, or (b) the date such information is posted to the Fund’s website.

The Chief Compliance Officer of the Fund reports all arrangements to disclose portfolio holdings information to the Board on an annual basis. If the Board determines that disclosure is inappropriate the Fund will promptly terminate the disclosure arrangement. Any material changes to these procedures will be approved by the Board.

BOARD OF DIRECTORS

Although the Board of Directors has delegated day-to-day oversight to the Adviser, all Fund operations are supervised by the Fund’s Board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the Fund’s business and affairs are managed under the direction of the Board of Directors, and all powers of the Fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the Fund’s charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the Fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

DIRECTORS AND OFFICERS OF THE FUND

All Directors and officers of the Fund are also Directors and/or officers of one or more of six other investment companies advised by the Adviser. These investment companies are FPA Capital Fund, Inc., FPA Funds Trust’s FPA Crescent Fund, FPA Funds Trust’s FPA International Value Fund, FPA New Income, Inc., FPA Paramount Fund, Inc. and Source Capital, Inc. (collectively, the “FPA Funds”).

Directors serve until the next meeting of shareholders or until their successors are duly elected. Since shareholder meetings are not held each year, a Director’s term is indefinite in length. If a Director dies or resigns, a successor generally can be elected by the remaining Directors. Officers of the Fund are elected annually by the Board of Directors. Information regarding Directors and officers of the Fund are set forth in the following tables. All officers of the Fund are also officers of the Adviser.

Thomas P. Merrick, Alfred E. Osborne, Jr., A. Robert Pisano, Patrick B. Purcell, Allan M. Rudnick and Mark L. Lipson are all of the Directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (collectively, the “Independent Director”).

FUND DIRECTORS

Name, Address* and Age	Position with Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years

Independent Directors

Thomas P. Merrick, 77	Director	2008	Private consultant. President of Strategic Planning Consultants for more than the past five years. Director/Trustee of Source Capital, Inc. (since February 2006), of FPA Paramount Fund, Inc. (since January 2008), and of FPA Funds Trust, of FPA New Income, Inc. and of FPA Capital Fund, Inc. (since July 2009). Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7	None

Name, Address* and Age	Position with Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Alfred E. Osborne, Jr., 70	Director	2013	Senior Associate Dean at the UCLA Anderson Graduate School of Management. Dr. Osbourne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc., of FPA Funds Trust and of FPA New Income, Inc. for more than five past years; and of Source Capital, Inc. and of FPA Paramount Fund, Inc. (since 2013).	7	Kaiser Aluminum, Wedbush, Inc. and Nuverra Environmental Solutions, Inc.

A. Robert Pisano, 72	Director	2012	Consultant. Director/Trustee of FPA Paramount Fund, Inc. (since July 2012), of FPA Funds Trust and of FPA New Income, Inc. (since January 2013), of Source Capital, Inc. (since February 2013), and of FPA Capital, Inc. (since March 2013). Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, Resources Global Professionals and The Motion Picture and Television Fund

Patrick B. Purcell, 72	Director	2012	Retired. Former Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998. Director/Trustee of FPA Capital, Inc., of FPA Funds Trust and of FPA New Income, Inc. (since May 2006), of Source Capital, Inc. (since May 2010), and of FPA Paramount Fund, Inc. (since July 2012).	7	The Motion Picture and Television Fund

Allan M. Rudnick, 74	Director & Chairman	2012	Private investor. Co-Founder and former Chief Investment Officer of Kayne Anderson Rudnick Investment Management (“KAR”) in 1989. Prior to his retirement in December 2007, Mr. Rudnick served as President, Chief Executive Officer (2001) and Chairman of the Board (2001) of KAR. Director/Trustee of FPA Capital, Inc., of FPA Funds Trust and of FPA New Income, Inc. (since January 2010), of Source Capital, Inc. (since May 2012), and of FPA Paramount Fund, Inc. (since July 2012).	7	None

Mark L. Lipson, 66	Director	October 2015	Consultant, ML2Advisors, LLC, and Director/Trustee of FPA Capital, Inc., of FPA Funds Trust, of FPA New Income, Inc., of Source Capital, Inc., and of FPA Paramount Fund, Inc. (since October 2015). Former Member of Management Committee and Western Region Head at Bessemer Trust Company (2007-2014).	7	None

Name, Address* and Age	Position with Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
“Interested” Directors**

Eric S. Ende, 70	Director	2000

Director for more than past five years of FPA Paramount Fund, Inc.; Director and Portfolio Manager for more than the past five years for Source Capital, Inc. President of the Fund from September 1995 to February 2015; President and Portfolio Manager of FPA Paramount Fund, Inc. from March 2000 to September 2013; President of Source Capital, Inc. from March 2000 to February 2015; Vice President of FPA Capital Fund, Inc., of FPA New Income, Inc. and of FPA Funds Trust for more than the past five years to May 2014; Portfolio Manager of FPA Perennial Fund, Inc. (October 1995 to September 2015); and Partner of First Pacific Advisors, LLC (October 2006 to September 2014).

				3	None

*               The address for each Director is 11601 Wilshire Blvd, Ste. 1200, Los Angeles, California 90025.

**       “Interested person” within the meaning of the 1940 Act by virtue of his affiliation with the Fund’s Adviser.

Fund Shares owned by Directors as of December 31, 2014

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Ranges of Shares Owned in all FPA Funds Overseen by the Director

Independent Directors

Thomas P. Merrick	$10,001 to $50,000	Over $100,000
Alfred E. Osborne, Jr.	$10,001 to $50,000	Over $100,000
A. Robert Pisano	$50,001 to $100,000	Over $100,000
Patrick B. Purcell	Over $100,000	Over $100,000
Allan M. Rudnick	$50,001 to $100,000	Over $100,000

“Interested” Directors

Eric S. Ende	Over $100,000	Over $100,000

As of August 25, 2015, the officers and Directors of the Fund and their families, as a group, owned beneficially or of record 1.77% of the outstanding shares of the Fund.

Director Compensation Paid During the Fiscal Year Ended December 31, 2014.  No compensation is paid by the Fund to any officer or Director who is a Director, officer or employee of the Adviser or its affiliates. During the fiscal year, the Fund pays annual fees of $8,000 to Directors who are not affiliated with the Adviser, plus $2,000 for each Board of Directors meeting attended.  The Fund pays $350 for each Committee meeting held on a day other than a Board meeting. Additionally, the Chairman of the Board receives annual fees of $4,000, the Chairman of the Audit Committee receives a per-meeting-day fee of $750, and the Chairman of the Nominating and Governance Committee receives a per-meeting-day fee of $250. During the fiscal year ended December 31, 2014, the Directors then in office received as a group $100,000 in Director’s fees.

No pension or retirement benefits are accrued as part of Fund expenses. The Fund reimburses certain expenses of the Directors who are not affiliated with the Adviser.

Name	Aggregate Compensation from the Fund	Total Compensation from All FPA Funds
Independent Directors
Thomas P. Merrick	$17,000	$173,978	(1)
Alfred E. Osborne, Jr.	$16,000	$173,978	(1)
A. Robert Pisano	$16,000	$169,978	(1)
Patrick B. Purcell	$19,000	$189,978	(1)
Allan M. Rudnick	$20,000	$197,978	(1)

“Interested” Directors
Eric S. Ende	$0	$0

(1)  Includes compensation from the Fund, five open-end investment companies and one closed-end investment company.

OFFICERS

Name, Address* and Age	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Gregory Nathan, 34	Portfolio Manager, Vice President	2015	Managing Director of First Pacific Advisors, LLC (since May 2015); Vice President of Adviser from January 2007 to April 2015.

J. Richard Atwood, 54	President	1997

Managing Partner of First Pacific Advisors, LLC (since October 2006). President of each FPA Fund since February 2015. Former, until February 2015, Treasurer of each FPA Fund for more than the past five years. Former, until March 2013, Director, President, Chief Executive Officer, Chief Compliance Officer, Chief Financial Officer and Treasurer of FPA Fund Distributors, Inc.

Name, Address* and Age	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Leora R. Weiner, Esq., 44	Chief Compliance Officer	2014

Managing Director, General Counsel and Chief Compliance Officer of First Pacific Advisors, LLC (since June 2014); and Chief Compliance Officer of each FPA Fund (since June 2014). Former Managing Director (since March 2013), General Counsel (since September 2012) and Chief Compliance Officer (since August 2010) of Tradewinds Global Investors, LLC, a Nuveen Investments Company, to June 2014. Various officerships held at Nuveen from August 2008 until transfer to Tradewinds in August 2010.

E. Lake Setzler III, 48	Treasurer	2006

Senior Vice President (since January 2013) and Controller for more than the past five years of First Pacific Advisors, LLC; and Treasurer of each FPA Fund since February 2015. Former, until February 2015, Assistant Treasurer of each FPA Fund for more than the past five years, and Vice President of First Pacific Advisors, LLC from December 2005 to December 2012.

Michael P. Gomez, 29	Assistant Vice President	2012	Assistant Vice President and Assistant Controller of First Pacific Advisors, LLC (since June 2010); and Assistant Vice President of each FPA Fund (since February 2012).

Francine S. Hayes, 47	Secretary	2015	Vice President and Senior Counsel, State Street Bank and Trust Company (various positions since 2005).

*                 The address for each Officer (except Ms. Hayes) is 11601 Wilshire Blvd, Ste. 1200, Los Angeles, California 90025.  Ms. Hayes’ address is State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.

Leadership Structure and Responsibilities of the Board and its Committees.  The Board of Directors has general oversight responsibility with respect to the Fund’s business and affairs. Although the Board has delegated day-to-day oversight to the Adviser, all Fund operations are overseen by the Fund’s Board, which meets quarterly. The Board is currently composed of six directors, including five Independent Directors. The Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings, and the Independent Directors frequently correspond with each other in between meetings to discuss specific matters that may require attention at or prior to the Board’s next regularly scheduled meeting. The Audit Committee of the Board of Directors meets quarterly at regularly scheduled meetings and the Nominating and Governance Committee meets at least twice a year. The Independent Directors have retained “independent legal counsel” as defined in the 1940 Act.

The Board has appointed an Independent Director to serve in the role of Chairman. The Chairman presides at all meetings of the Board and works with the President to set the agenda for meetings. The Chairman does not participate in the preparation of materials for meetings of the Board, but has delegated this responsibility to the President of the Fund, and they have frequent discussions regarding matters related to seeking to ensure that the Board obtains all of the information necessary to perform its functions and take actions. The President of the Fund also acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Directors between meetings. Except for any duties specified herein or pursuant to the Fund’s By-Laws, the duties of the Chairman will not reduce the responsibilities that must be discharged by any other Director.

The Fund’s Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Fund achieve its investment objective while acting in the best interests of the Fund’s shareholders. Several members of the Board have had a long and continued service with the Fund. As noted in the table above, the Directors bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, education, corporate management, and investment management. The Board believes that each particular Director’s financial and business experience gives him the qualifications and skills to serve as a Director. Notwithstanding the accomplishments noted above, none of the members of the Board is considered an “expert” within the meaning of the federal securities laws with respect to information in the Fund’s registration statement.

The Board periodically reviews its leadership structure, including the role of the Chairman.  The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations.  The Board believes that its leadership structure, including the current percentage of the Board who are Independent Directors, is appropriate given its specific characteristics.  These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, each of whose meetings are chaired by an Independent Director; and (ii) the extent to which the Independent Directors meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Fund.

The Board of Directors has delegated day-to-day Fund and risk management to the Adviser, which is responsible for managing all Fund operations and the Fund’s risk management processes. The Board oversees the processes implemented by the Adviser or other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings. The Audit Committee also considers risk management issues affecting the Fund’s financial reporting and controls at its regular meetings throughout the year. The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request. For example, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Fund of investments in particular securities. The Adviser also prepares reports for the Board regarding various issues, including valuation and liquidity.

The Board has also appointed a chief compliance officer (“CCO”) for the Fund. The CCO reports directly to the Board and participates in the meetings of the Board. The Independent Directors meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic compliance reports that update compliance activities to date and results thereon. Additionally, the CCO presents an annual report to the Board evaluating the Fund’s compliance policies and procedures. The Board expects the CCO to report any material risk, should it arise, to the Board. The CCO is also the CCO of the Adviser.

The Board has an Audit Committee and a Nominating and Governance Committee. The responsibilities of each committee are described below.

Committees of the Board of Directors. The Fund has an Audit Committee comprised of all of the Independent Directors. The Committee makes recommendations to the Board of Directors concerning the selection of the Fund’s independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee met four times during the fiscal year ended December 31, 2014.

The Fund has a Nominating and Governance Committee consisting of all of the Independent Directors. The Committee recommends to the full Board of Directors nominees for election as Directors of the Fund to fill the vacancies on the Board, when and as they occur. The Committee periodically reviews such issues as the Board’s composition and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholders’ suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating and Governance Committee of the Fund, in care of the Fund’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee along with a written consent of the prospective nominee for consideration of his or her name by the Committee. The determination of nominees recommended by the Committee is within the full discretion of the Committee, and a final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that any persons recommended by shareholders will be nominated as directors. The Nominating and Governance Committee met three times during the fiscal year ended December 31, 2014.

The Nominating and Governance Committee is responsible for searching for Director candidates that meet the evolving needs of the Board of Directors. Director candidates must have the highest personal and professional ethics and integrity. Additional criteria weighed by the Nominating and Governance Committee in the Director identification and selection process include the relevance of a candidate’s experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate’s independence from conflict or direct economic relationship with the Fund, financial literacy and knowledge, and the candidate’s ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings. The Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert. While the Nominating and Governance Committee does not have a formal policy respecting diversity on the Board of Directors, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board of Directors.

Code of Ethics.  The Fund and the Adviser have adopted a Code of Ethics (“Code”) designed to prevent officers and employees who may have access to nonpublic information about the trading activities of the Fund (access persons) from profiting from that information. The Code permits access persons to invest in securities for their own accounts, but place substantive and procedural restrictions on their trading activities. The Code outlines policies and procedures designed to detect and prevent conflicts of interest relating to personal trading by all Employees and to ensure that FPA effects transactions for clients in a manner consistent with its fiduciary duty and in accordance with applicable laws. The Code prohibits FPA Employees from purchasing securities (with certain limited exceptions) that are held in any client account or are under active consideration for purchase or sale by any client account. Included in this prohibition are all equivalent and/or related securities, based on the issuer.  In addition, all Employees are prohibited from trading, either personally or on behalf of others, on material nonpublic information or communicating material nonpublic information to others in violation of the law.  Various procedures have been adopted under the Code including the requirement to pre-clear all applicable transactions. Additional restrictions relating to short-term trading and purchases of initial public offerings are also defined in the Code and applicable to all employees.  This requirement does not apply to 401(k) investments and month-end direct payroll deductions into the mutual funds managed by the Adviser, nor does it apply to money market funds, bankers’ acceptances, bank certificates of deposit, or commercial paper.

Proxy Voting Policies.  The Fund has implemented Proxy Voting Policies and Procedures (“Policies”) that delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser has implemented Proxy Voting Policies and Procedures (“Adviser’s Proxy Policies”) which underscore the Adviser’s intention to make all proxy voting decisions in the best interests of the Fund and act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.

The Adviser has delegated to Institutional Shareholder Services (“ISS”), an independent service provider, the administration of proxy voting for the portfolio securities held in the accounts managed by the Adviser, including the Fund, subject to the Adviser’s continuing oversight. ISS, a Delaware corporation, provides proxy voting services to many investment advisers on a global basis.

Certain of the Adviser’s proxy voting guidelines are summarized below:

•                                          The Adviser votes for uncontested director nominees recommended by management.

•                                          The Adviser votes against a management proposal to adopt a poison pill and votes for a management proposal to redeem a poison pill or limit the payment of greenmail.

•                                          The Adviser votes against a management proposal to eliminate or limit shareholders’ rights to call a special meeting.

Although many proxy proposals can be voted in accordance with the Adviser’s proxy voting guidelines, some proposals will require special consideration, and the Adviser will make a decision on a case-by-case basis in these situations.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict as follows:

•                                          To the extent the matter is specifically covered by the Adviser’s proxy voting guidelines, the proxies generally will be voted in accordance with the guidelines.

•                                          To the extent the Adviser is making a case-by-case determination under its proxy voting guidelines, the Adviser will disclose the conflict to the Board and obtain the Board’s consent to vote or direct the matter to an independent third party, selected by the Board, for a vote determination. If the Board’s consent or the independent third party’s determination is not received in a timely manner, the Adviser will abstain from voting the proxy.

The Adviser, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which the Adviser will not process a proxy because it is impractical to do so. For example, the Adviser generally will not seek to recall securities that are out on loan for the purpose of voting the securities unless it is in the best interests of the applicable managed account to do so.

The Fund has filed Form N-PX with the Fund’s complete proxy voting record for the 12 months ended June 30, 2014. Form N-PX is available without charge, upon request, by calling toll-free (800) 982-4372 and on the SEC’s web site at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of the Fund.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control.  A control person can have a significant impact on the outcome of a shareholder vote.  As of August 25, 2015, the following shareholders are known by the Fund to own of record or to beneficially own 5% or more of the outstanding shares of the Fund:

Name and Address	Shares/Percentage of Ownership	Type of Ownership
Pershing LLC For the Benefit of its Customers 1 Pershing Plaza Jersey City, New Jersey 07399	962,832 shares (17.78%)	Record
Morgan Stanley Smith Barney LLC For the Benefit of its Customers 1 New York Plaza New York, New York 10004	467,518 shares (8.64%)	Record
Charles Schwab and Co, Inc. For the Benefit of its Customers 101 Montgomery Street San Francisco, California 94104	448,521 shares (8.28%)	Record
Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Benefit of its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246	432,613 shares (7.99%)	Record
First Clearing LLC For the Benefit of its Customers 2801 Market Street St. Louis, Missouri 63103	344,231 shares (6.36%).	Record

MANAGEMENT

Investment Adviser. First Pacific Advisors, LLC, together with its predecessor organizations, has been in the investment advisory business since 1954 and has served as the Fund’s investment adviser since its inception in 1984. Presently, the Adviser manages assets of approximately $33 billion and serves as the investment adviser for seven investment companies, including one closed-end investment company, and more than 40 institutional and sub-advised accounts. Currently, the personnel of First Pacific Advisors, LLC consists of 31 persons engaged full time in portfolio management or investment research in addition to 46 persons engaged full time in trading, administrative, financial or clerical activities.

The Fund has entered into an Investment Advisory Agreement dated October 1, 2006 (“Advisory Agreement”), with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund’s investment portfolio. The Adviser is authorized, subject to the control of the Fund’s Board of Directors, to determine which securities are to be bought or sold and in what amounts. In addition to providing investment advisory and management services, the Adviser furnishes office space, facilities and equipment, and maintains the Fund’s books and records. It also compensates all officers and other personnel of the Fund, all of whom are employed by the Adviser, subject to reimbursement from the Fund for personnel involved in providing financial services as indicated below.

Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all costs of its operation. These costs include brokerage commissions and other costs of portfolio transactions; fees and expenses of Directors not affiliated with the Adviser; taxes; transfer agent, dividend disbursement, reinvestment and custodian fees; legal and audit fees; printing and mailing of reports to shareholders and proxy materials; shareholders’ and directors’ meetings; registration of Fund shares under federal and state laws; printing and engraving stock certificates; trade association membership fees; premiums for the fidelity bond and errors and omissions insurance maintained by the Fund; litigation; interest on indebtedness; and the fee paid to the Adviser for providing financial services to the Fund as described below.

For services rendered, the Adviser is paid a monthly fee computed at the annual rate of 0.75% of the first $50 million, and 0.65% of the excess over $50 million, of the Fund’s average net assets. The average net assets are determined by taking the average of all the daily determinations of net assets made, in the manner provided in the Fund’s Articles of Incorporation, during a calendar month.

In addition to the advisory fee, the Fund previously reimbursed the Adviser monthly for costs incurred in providing certain financial and administrative services to the Fund. Effective as of March 23, 2015, the Fund engaged State Street Bank and Trust Company to provide these financial and administrative services and terminated this portion of the Advisory Agreement with the Adviser.

The Advisory Agreement provides that the Adviser does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement had an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Fund’s Board of Directors or by the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by the vote of a majority of the Fund’s Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The continuation of the Advisory Agreement to September 30, 2015, has been approved by the Board of Directors and a majority of the Fund’s Directors who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the 1940 Act). The Advisory Agreement may be terminated without penalty by the Fund’s Board of Directors or the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities on 60 days’ written notice to the Adviser. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

For the fiscal years ended December 31, 2012, 2013 and 2014, the Fund’s Adviser received gross advisory fees of $1,639,538, $1,963,517, and $2,091,855, respectively, plus $244,544, $294,864, and $314,131, respectively, for costs incurred in providing financial services to the Fund.

Principal Underwriter. UMB Distribution Services, LLC (the “Distributor”), located at 235 W. Galena Street, Milwaukee, WI 53212, acts as principal underwriter of Fund shares pursuant to a Distribution Agreement effective September 28, 2012 (the “Distribution Agreement”). The Distributor is a wholly-owned subsidiary of UMB Fund Services, Inc., the Fund’s Transfer Agent. Please see “Distributor” for more information.

Administrator.  Until March 23, 2015, the Adviser performed certain administrative services for the Fund.

Effective on that date, State Street Bank and Trust Company (“Administrator”), located at One Lincoln Street, Boston, MA 02111, became the administrator to the FPA Funds Trust, FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA Perennial Fund, Inc. and Source Capital Inc. (each, a “Fund”, and collectively, the “Fund Complex”).  Under the administration agreement, the Administrator is generally responsible for managing the administrative affairs each Fund.  The Administrator receives a fee equal to the greater of (i) the monthly installment of the annual per Fund minimum (minimum annual fee of $110,000) or (ii) the Fund’s pro rata share of the monthly fee based upon the average net assets of the Complex on a monthly basis calculated at the following annualized rates:  0.0055% of the first $20 billion in assets; 0.0035% of the next $20 billion in assets; and 0.0020% thereafter.

Transfer Agent. Pursuant to a transfer agent agreement, UMB Fund Services, Inc., located at 235 W. Galena Street, Milwaukee, WI 53212, serves as transfer agent for the Fund.

Custodian. Pursuant to a custodian agreement, State Street Bank and Trust Company, located at One Lincoln Street, Boston, MA 02111, serves as the custodian of the Fund’s assets.

Independent Registered Public Accounting Firm. The Fund’s independent registered public accounting firm, Deloitte & Touche LLP, audits and reports on the annual financial statements of the Fund and Deloitte Tax LLP reviews the Fund’s federal income tax returns. Deloitte & Touche LLP or its affiliates may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Fund. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of Deloitte & Touche LLP is 555 West 5th Street, Suite 2700, Los Angeles, CA 90013.

Legal Counsel. Dechert LLP serves as counsel to the Fund and the Independent Directors. The address of Dechert LLP is One Bush Street, Suite 1600, San Francisco, CA 94104.

PORTFOLIO MANAGER

Gregory Nathan is primarily responsible for the day-to-day management of the Fund’s portfolio.

Other Accounts Managed by Portfolio Manager. Set forth below is the following information with respect to other accounts managed by Mr. Nathan as of September 1, 2015.

Mr. Nathan manages the following accounts (including the Fund):

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Gregory Nathan	Registered Investment Companies:	1	$272	0	0
	Other Pooled Investment Vehicles:	0	$0	0	0
	Other Accounts:	0	$0	0	0

Conflicts of Interest.  The portfolio manager may also responsible for managing other accounts in addition to the Fund. Such accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between the portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts (including Proprietary Accounts) with similar investment strategies. Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. FPA will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although FPA manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts (including Proprietary Accounts) simultaneously, FPA may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. To this end, FPA has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of FPA that the overall benefits outweigh any disadvantages that may arise from this practice. Subject to applicable laws and/or account restrictions, FPA may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

FPA and the portfolio manager may also face a conflict of interest where some accounts pay higher fees to FPA than others, such as by means of performance fees. Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for FPA to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward FPA for performance in accounts which are subject to such fees, FPA may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

FPA has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.

Compensation. Compensation of the Adviser’s Portfolio Managers consists of: (i) a base salary; (ii) an annual bonus; and (iii) if the Portfolio Manager is an equity owner of the Adviser, participation in residual profits of the Adviser.

The bonus calculation has both variable and fixed components. The most significant portion of the variable component is based upon the Adviser’s assessment of the Portfolio Manager’s performance in three key areas: long-term performance, team building, and succession planning. The Adviser assesses long-term performance over a full market cycle, which generally lasts between five- and ten years. Other considerations include manager and strategy recognition, client engagement and retention and business development. A Portfolio Manager can receive 100% of their variable participation when the Fund is closed to investors.

The majority of the fixed portion is based on the revenues received on the assets managed by the Portfolio Manager, including the Fund’s assets.

The value of the Portfolio Manager’s ownership interest in the Adviser is dependent upon his ability to effectively manage the business over the long term.

The Adviser offers a 401(k) plan whereby the Portfolio Manager, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

Ownership of Securities.  As of September 1, 2015, Mr. Nathan owned shares of the Fund as set forth in the table below.  The following are the ranges:  none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Gregory Nathan	None

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser makes decisions to buy and sell securities for the Fund, selects broker-dealers and negotiates commission rates or net prices. Equity securities are generally traded on an agency basis. For fixed-income securities traded in the over-the-counter market, orders are placed directly with a principal market maker, unless it is believed better prices and executions are available elsewhere generally on an agency basis. Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices favorable to the Fund. In selecting broker-dealers, the Adviser considers: the best net price available; each firm’s reliability, integrity and financial condition; the size of and difficulty in executing the order; and the value of the firm’s expected contribution to the Fund’s investment performance on a continuing basis. Accordingly, the net price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of its services. Subject to policies determined by the Fund’s Board of Directors, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement or otherwise solely because the Fund paid a broker- dealer providing brokerage and research services commissions for effecting a transaction in excess of the commission another broker- dealer would have charged for the same transaction. The Adviser must determine in good faith that such commission was reasonable relative to the value of the brokerage and research services provided, considering either that particular transaction or the Adviser’s overall responsibilities to the Fund. The Adviser is further authorized to allocate orders it places for the Fund to broker-dealers providing products or services that assist in making investment decisions. The Adviser allocates the amounts and proportions of such costs and regularly reports on such allocations to the Fund’s Board of Directors.

The Advisory Agreement authorizes the Adviser to pay commissions on security transactions to broker-dealers furnishing research services in an amount higher than the lowest available rate. The Adviser must determine in good faith that such amount is reasonable in relation to the brokerage and research services provided (as required by Section 28(e) of the Securities Exchange Act of 1934) viewed in terms of the particular transaction or the Adviser’s overall responsibilities with respect to accounts for which it exercises investment discretion. The term brokerage and research services is defined to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and (c) effecting securities transactions and performing related incidental functions, such as clearance, settlement and custody. The advisory fee is not reduced as a result of the Adviser’s receipt of such research.

To the extent research services may be a factor in selecting broker-dealers, such services may be in written form or through direct contact with individuals and may include information about securities, companies, industries, markets, economics, the valuation of investments and portfolio strategy. Research may be in the form of research reports, electronic market data, computer and technical market analyses, and access to research analysts, corporate management personnel and industry experts. Research services furnished by broker-dealers effecting securities transactions for the Fund can be used by the Adviser for all advisory accounts. However, the Adviser might not use all such research services in managing the Fund’s portfolio. In the Adviser’s opinion, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary. However, the Adviser believes the total commissions the Fund pays are not disproportionate to the benefits it receives on a continuing basis.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Adviser when one or more clients of the Adviser are selling the same security. Transactions in such securities will be made, insofar as feasible, for the respective Fund and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and other advisory accounts. In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund. The main factors considered in such allocations are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.

Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down.

Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

The Adviser anticipates that brokerage commissions and other transaction costs on foreign stock exchange transactions will generally be higher than in the U.S., although the Adviser will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the U.S.

Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended December 31, 2012, 2013, and 2014 totaled $33,956, $61,594, and $36,963, respectively.  During the last fiscal year, all of the brokerage commissions were paid on transactions having a total value of $44,000,036 to brokers selected because of research services provided to the Adviser.

CAPITAL STOCK

Common Stock. Each share of the Fund participates equally in dividend and liquidation rights. Fund shares are transferable, fully paid and non-assessable, and do not have any preemptive or conversion rights. The Fund has authorized 25 million shares of $0.01 par value Common Stock.

Voting Rights. The By-laws of the Fund require shareholder meetings to elect Directors only when required by the 1940 Act, which is likely to occur infrequently. In addition, a special meeting of the shareholders will be called, if requested by the holders of 10% of the Fund’s outstanding shares, for the purposes, and to act upon the matters, specified in the request (which may include election or removal of Directors). When matters are submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned. Shares of the Fund do not have cumulative voting rights, which means holders of more than 50% of Fund shares voting for the election of Directors can elect 100% of the Directors if they so choose. In such event, holders of the remaining Fund shares are not able to elect any person or persons to the Fund’s Board of Directors.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Net Asset Value. The Fund’s net asset value per share is computed as of the close of the NYSE on each business day during which the NYSE is open. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share, rounded to the nearest cent per share, is the total market value of all of the Fund’s portfolio securities plus other assets (including any accrued reimbursement of expenses), less all liabilities, divided by the total number of Fund shares outstanding. Such computation is made by (a) valuing securities listed or traded on a national securities exchange at the last sale price or, if there has been no sale that day, at the last bid price (for securities traded on the NASDAQ National Market System, the NASDAQ Official Closing Price is used), (b) valuing unlisted securities for which quotations are readily available at the last representative bid price as supplied by NASDAQ or by dealers and (c) appraising all other portfolio securities and assets at fair value as determined in good faith in accordance with procedures adopted by the Fund’s Board of Directors. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities’ value, in the judgment of the Fund’s officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of the Fund’s Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security’s value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Authorized Financial Intermediaries. The Fund has authorized certain financial intermediaries including one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary, including an authorized broker or if applicable a broker’s authorized designee, accepts the order. No other action is required by the shareholder who places an order with a financial intermediary. Customer orders are priced at the Fund’s net asset value per share next computed after they are accepted by an authorized financial intermediary, including an authorized broker or the broker’s authorized designee. Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the Fund’s transfer agent. In some circumstances, the Fund will pay the service provider a fee for performing these services.

FPA Exchange Privilege. The procedures for exchanging shares between FPA Funds are described under “Exchanging Your Fund Shares” in the Fund’s Prospectus. If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under “Purchase, Pricing and Sale of Shares” in the Fund’s Prospectus.

By use of the exchange privilege, the investor authorizes UMB Fund Services, Inc. (“Shareholder Service Agent”) to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by the Shareholder Service Agent to be genuine. The Shareholder Service Agent uses procedures it considers reasonable to confirm exchange instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. The Shareholder Service Agent’s records of such instructions are binding.

Exchange requests received on a business day before shares of the Funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent. “Processing” a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share next determined after receipt by the Shareholder Service Agent. Exchange requests received on a business day after the time shares of the Funds involved in the request are priced, are processed on the next business day as described above.

Redemption of Shares. Redemptions are not made on days when the NYSE is closed, including those holidays listed under “Purchase and Redemption of Shares - Net Asset Value.” The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

Telephone Redemption. Redemptions can be made by telephone once the shareholder has properly completed and returned to the Shareholder Service Agent the Account Application indicating that the shareholder has elected the telephone redemption option. The shareholder may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or they may designate a bank account (“Designated Bank”) to which the proceeds of such redemptions are sent. New investors who wish to establish the telephone redemption privilege must complete the appropriate section on the Account Privileges Change Form. Existing shareholders who wish to establish the telephone redemption privilege or change the Designated Bank should either enter the new information on an Account Privileges Change Form, marking it for “change of information” purposes, or send a letter identifying the Fund account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder’s name(s) appear on the account. All signatures require a guarantee as described under “Purchase, Pricing and Sale of Shares” in the Fund’s Prospectus. The Account Application and Account Privileges Change Form is available from authorized security dealers or the Distributor.

Shareholders who want to use a savings and loan (“S&L”) as their Designated Bank are advised that if the S&L is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank that is a correspondent of the S&L. As this may delay receipt by the shareholder’s account, it is suggested that shareholders who wish to use an S&L discuss wire procedures with their S&L and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to such Designated Bank.

A shareholder can cancel the telephone redemption authorization upon written notice. If the shareholder has authorized telephone redemptions, neither the Fund nor the Shareholder Service Agent is responsible for any unauthorized telephone redemptions. If the Fund shares to be redeemed by telephone (technically a repurchase by agreement between the Fund and the shareholder) were recently purchased by check, the Shareholder Service Agent can delay transmitting the proceeds until the purchasing check has cleared but no more than 15 days from purchase.

The Shareholder Service Agent uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed.

2% Redemption Fee.  No fee applies to a redemption if shares were held more than 90 days. The Fund will deduct a 2% redemption fee from the redemption proceeds of any shareholder redeeming shares of the Fund held for less than 90 days. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The ability of the Fund to assess the redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations. Further, the Fund may not apply the redemption fee to certain types of redemptions that officers of the Fund believe are not part of a pattern of frequent trading to profit from short-term securities market fluctuations, such as: redemptions of shares through automatic rebalancing programs or systematic withdrawal plans; redemptions requested for hardships such as the death or disability of the shareholder (or, if a trust, its beneficiary); redemptions for certain retirement plan transactions such as closing de minimis accounts, loans, plan fees, required minimum distributions, return of excess contributions, QDRO (qualified domestic relations order), automatic payroll contributions, and withdrawals at termination; redemptions requested for a QDIA (qualified default investment alternative); or redemptions initiated by the Fund. The 2% redemption fee does not apply to shares acquired through reinvested dividends or capital gain distributions. The 2% redemption fee is applied to the lesser of the purchase or redemption price if the redemption reduces the account to less than the original investment. The redemption fee is withheld from the redemption proceeds and paid to the Fund in order to defray the costs associated with such redemption.

Excessive Trading and Market Timing. The Fund is not intended as a vehicle for frequent trading and/or market timing in an attempt to profit from short-term fluctuations in the securities markets and does not accommodate frequent trading. The Board of Directors has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund’s portfolio, increase brokerage and administrative costs and dilute the value of Fund shares held by long-term investors. The Fund’s imposition of a 2% redemption fee is intended to serve as a deterrent to frequent trading on shares held less than 90 days. The section titled “2% Redemption Fee” in the Prospectus provides a description of how this redemption fee is applied. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four exchanges during any calendar year (see the section titled “How to Exchange Your Shares” in the Prospectus). Irrespective of these redemption fee charges and exchange limits, the Fund reserves the right to reject any purchase request (including in connection with on exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Notifications will be made in writing by the Fund within five days. Further, the Fund fair values its holdings, when applicable, as described under “Purchase, Pricing and Sales of Shares” in the Prospectus. There can be no assurance that the Fund will successfully detect or prevent market timing.

TAX SHELTERED RETIREMENT PLANS

UMB Fund Services, Inc. presently acts as custodian for these retirement plans and imposes fees for administering them. When contributions for any tax-qualified plan are invested in Fund shares, all dividends and capital gains distributions paid on those Fund shares are retained in such plan and automatically reinvested in additional Fund shares at net asset value. All earnings accumulate tax-free until distribution.

An investor should consult his or her own tax adviser concerning the tax ramifications of establishing, and receiving distributions from, a retirement plan.

FEDERAL TAX ASPECTS

General.  The Fund intends to continue to qualify for treatment as a “regulated investment company” as defined in section 851(a) of the Internal Revenue Code of 1986, as amended (“Code”) (“RIC”). By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short term capital loss) that it distributes to its shareholders.

To continue to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or those currencies (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or securities of other RICs) of any one issuer or (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses (“Diversification Requirements”).

If the Fund failed to qualify for treatment as a RIC for any taxable year - either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, avail itself of provisions enacted as part of the Regulated Investment Company Modernization Act of 2010 that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income — except that, for individual and certain other non-corporate shareholders, the part thereof that is “qualified dividend income” (as described in the Prospectus) (“QDI”) would be subject to federal income tax at the rates for net capital gain, a maximum of 15% for a single shareholder with taxable income not exceeding $413,200 ($464,850 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts (which will be adjusted for inflation annually) — and all or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year. The Fund intends to continue to meet this distribution requirement to avoid Excise Tax liability.

Foreign Investments.  Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose that would reduce the total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.

The Fund may invest in the stock of “passive foreign investment companies” (each, a “PFIC”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on stock of a PFIC or of any gain on its disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the reduced maximum federal income tax rates on QDI mentioned above.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

The Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. The Fund reserves the right to make investments in PFICs as a matter of its investment policy.

Foreign Currencies. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), if any, will be treated as qualifying income under the Income Requirement. The Fund monitors its transactions, and seeks to make appropriate tax elections, if any, and entries in its books and records when it acquires any foreign currency, (1) to mitigate the effect of complex rules that determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith, (2) to prevent its disqualification as a RIC, and (3) to minimize the imposition of federal income taxes and the Excise Tax.

Under Code section 988, any gains or losses (1) from the disposition of foreign currencies and (2) that are attributable to exchange rate fluctuations between the time the Fund accrues dividends, interest, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If the Fund’s section 988 losses exceed other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares. Although the Fund values its assets daily in terms of U.S. dollars, it is not likely to physically convert all of its holdings of foreign currencies into U.S. dollars on a daily basis. When the Fund does so, it will incur the costs of currency conversion.

Taxation of the Fund’s Shareholders. A capital loss a shareholder realizes on a redemption of Fund shares held for six months or less must be treated as a long-term (not a short-term) capital loss to the extent of any capital gain distributions received with respect to those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss.

If the NAV of a shareholder’s Fund shares is reduced, by reason of a distribution of net investment income or realized net capital gains, below the shareholder’s cost, the distribution nevertheless will be taxable to the shareholder, and a sale of those shares at that time would result in a capital loss for federal income tax purposes.

Dividends the Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,” if reported by the Fund in writing to its shareholders, will be exempt from that tax (for the limited period noted below). “Short-term capital gain dividends” are dividends that are attributable to net short-term capital gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e, “qualified interest income,” which generally consists of certain original issue discount, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. The exemption from withholding tax will apply to short-term capital gain dividends and interest-related dividends the Fund pays to foreign investors, with certain exceptions, only with respect to the Fund’s current taxable year (unless the period for the exemption’s applicability is extended by legislation, which has occurred frequently).

Foreign Account Tax Compliance Act (“FATCA”) — Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends the Fund pays and (2) certain capital gain distributions and the proceeds of a redemption of Fund shares it pays after December 31, 2016. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE that certifies its status as such and, in certain circumstances, either that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent (which may be the Fund).

The Treasury Department has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in those countries may be required to comply with the terms of the IGA instead of Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the Service.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An

FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the prospectus. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

* * * * *

The foregoing is an abbreviated summary of the federal income tax consequences of an investment in the Fund. It is based on the applicable provisions of the Code and Treasury regulations presently in effect and existing judicial decisions and administrative pronouncements, all of which are subject to change, or differing interpretations, any of which may be prospective or retroactive. Fund distributions also may be subject to state and local taxes. Investors are urged to consult their attorneys or other tax advisers regarding specific questions as to federal, foreign, state, or local taxes.

DISTRIBUTOR

The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The offering of the Fund’s shares is continuous. The Distribution Agreement has an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Fund’s Board of Directors or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by a majority of the Fund’s Directors who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for such purpose. The continuation of the Distribution Agreement to September 30, 2015 has been approved by the Board of Directors and a majority of the Fund’s Directors who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the 1940 Act). The Distribution Agreement terminates if assigned (as defined in the 1940 Act) and may be terminated, without penalty, by either party on 60 days’ written notice. The Distributor’s obligation under the Distribution Agreement is an agency or best efforts arrangement. The Distributor receives no compensation from the Fund for its services as distributor for the Fund’s shares. The Distributor is not obligated to sell any stated number of Fund shares.

FINANCIAL STATEMENTS

The financial statements incorporated by reference from the Fund’s Annual Report for the year ended December 31, 2014, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given their authority as experts in accounting and auditing. The annual report is available upon request without charge by contacting the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information or at www.fpafunds.com.

Other information — The Fund reserves the right to modify the privileges described in this Statement of Additional Information at any time.